T. Rowe Price Government Money Portfolio

Supplement to Prospectus and Summary Prospectus dated May 1, 2021

As previously communicated, the fund is expected to liquidate and dissolve on May 6, 2022. In anticipation of the liquidation, the first paragraph that appears under the heading “Purchase and Sale of Fund Shares” is replaced with the following:

At a Board meeting held on March 9, 2021, the fund’s Board of Directors approved the liquidation and dissolution of the fund. The liquidation is expected to occur on May 6, 2022 (Liquidation Date). Prior to the Liquidation Date, the assets of the fund will be liquidated at the discretion of the fund’s portfolio management and the fund will cease to pursue its investment objective. The fund is currently closed to new insurance providers. In anticipation of the liquidation, effective after the close of the New York Stock Exchange (normally 4 p.m. ET) on May 2, 2022, the fund will no longer accept purchases of additional shares from existing insurance company separate accounts (other than shares purchased through the reinvestment of dividends). The fund reserves the right, when T. Rowe Price determines that it is not adverse to the fund’s interests, to permit certain types of insurance companies to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without prior notice.

Any insurance company separate accounts that have not redeemed their shares prior to the Liquidation Date will have their shares redeemed in cash and a check representing their proportionate interest in the net assets of the fund as of the Liquidation Date will be sent to the insurance company or intermediary.

The date of this supplement is February 25, 2022.

E306-041 2/25/22